EXHIBIT 99.2

Supplemental Investor Package
___________________________________________________
Fourth Quarter and
Full Year 2012

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	December 31,				December 31,
	2012				2011
				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds1	$2,239,284		2,250,536	110,822	$1,967,498		1,981,909	73,085
Gov't and Municipal bonds	1,610,798		1,640,138	99,026	1,642,223		1,673,508	108,694
Total bonds	3,850,082		3,890,674	209,848	3,609,721		3,655,417	181,779
Equities	151,382		151,382	18,941	157,355		157,355	13,529
Short-term investments	214,479		214,479	-	217,044		217,044	-
Other investments	114,076		114,076	(4,805)	128,301		128,301	(4,520)
Total invested assets	4,330,019		4,370,611	223,984	4,112,421		4,158,117	190,788

Invested assets per $ of stockholders' equity2	3.97				3.89

Total assets2	6,794,216				5,685,469

Liabilities:
Reserve for losses and loss expenses	4,068,941				3,144,924
Unearned premium reserve	974,706				906,991

Total liabilities	5,703,624				4,627,141

Stockholders' equity2	1,090,592				1,058,328

Total debt to capitalization ratio2	22.0%				22.5%
Adjusted total debt to capitalization ratio 2, 3	15.6%				15.9%

Book value per share	19.77				19.45

Book value per share excluding
unrealized gain or loss on bond portfolio 2	17.78				17.82

NPW per insurance segment employee (excludes E&S)	822				791

Statutory premiums to surplus ratio	1.6	x			1.4	x

Statutory surplus	1,050,107				1,062,707

1	Includes mortgage-backed and asset-backed securities.
2	Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."
3	The adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
December 2012		THREE MONTHS ENDED December 31,				TWELVE MONTHS ENDED December 31,
($ in thousands, except per share amounts)		2012		2011		2012		2011
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$448,975		$400,380		$1,734,102		$1,597,475
Operating (loss) income1		(2,293)	(0.04)	20,388	0.37	32,121	0.58	21,227	0.38
Net realized gains (losses), after tax		3,601	0.06	(2,354)	(0.04)	5,842	0.10	1,456	0.03
Income from continuing operations		1,308	0.02	18,034	0.33	37,963	0.68	22,683	0.41
Loss on discontinued operations, after tax		-	-	-	-	-	-	(650)	(0.01)
Net income1		1,308	0.02	18,034	0.33	37,963	0.68	22,033	0.40
Operating return on equity1		-0.8%		7.8%		3.0%		2.0%

Total Insurance Operations
Gross premiums written		457,464		422,438		2,006,605		1,776,908
Net premiums written		370,630		352,179		1,666,883		1,485,349
Net premiums earned		406,853		373,427		1,584,119		1,439,313
Underwriting (loss) income1	- before tax	(36,543)		7,895		(64,007)		(103,584)
	- after tax	(23,753)	(0.42)	5,131	0.09	(41,605)	(0.74)	(67,330)	(1.22)
GAAP combined ratio1		109.0%		97.9%		104.0%		107.2%

Total Standard lines
Net premiums earned		378,041		370,042		1,504,890		1,435,399
GAAP combined ratio1		108.6%		97.0%		103.0%		106.8%
Standard Commercial lines
Net premiums earned		308,856		302,055		1,225,335		1,170,947
GAAP combined ratio1		108.5%		95.8%		103.3%		104.3%
Standard Personal lines
Net premiums earned		69,185		67,987		279,555		264,452
GAAP combined ratio1		109.3%		102.4%		101.3%		117.8%
Excess and Surplus lines
Net premiums earned		28,812		3,385		79,229		3,914
GAAP combined ratio		113.4%		197.3%		124.7%		270.2%

Investments
Net investment income	- before tax	34,593		28,839		131,877		147,443
	- after tax	26,286	0.47	22,567	0.41	100,265	1.79	111,088	2.01
Effective tax rate		24.0%		21.7%		24.0%		24.7%
Annual after-tax yield on investment portfolio						2.4%		2.8%
Annual after-tax, after-interest expense yield						2.1%		2.5%
Invested assets per $ of stockholders' equity						3.97		3.89

Other expenses (net of other income)
Interest expense	- before tax	(4,724)		(4,584)		(18,872)		(18,259)
	- after tax	(3,071)	(0.05)	(2,980)	(0.05)	(12,267)	(0.22)	(11,868)	(0.21)

Other Expense - after tax		$(1,755)	(0.04)	$(4,330)	(0.08)	$(14,272)	(0.25)	$(10,663)	(0.20)

Diluted weighted avg shares outstanding		56,128		55,437		55,933		55,221

1	Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	December	December	Increase	December	December	Increase
	2012	2011	(Decrease)	2012	2011	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	30,739	31,875	(3.6)	124,687	129,710	(3.9)
Short-term	48	37	29.7	151	160	(5.6)
Other Investments:
Alternative Investments	3,995	(3,316)	220.5	10,391	20,678	(49.7)
Other	(459)	(139)	(230.2)	(1,395)	(139)	(903.6)
Dividends	2,430	2,236	8.7	6,215	4,535	37.0
Miscellaneous	(105)	45	(333.3)	-	133	(100.0)
	36,648	30,738	19.2	140,049	155,077	(9.7)

Investment Expense	2,055	1,899	8.2	8,172	7,634	7.0

Net Investment Income Before Tax	34,593	28,839	20.0	131,877	147,443	(10.6)

Tax	8,307	6,272	32.4	31,612	36,355	(13.0)

Net Investment Income After Tax	$26,286	22,567	16.5	$100,265	111,088	(9.7)

Net Investment Income per Share	$0.47	0.41	14.6	$1.79	2.01	(10.9)

Effective Tax Rate	24.0%	21.7%		24.0%	24.7%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.34%	3.62%
After Tax				2.53%	2.75%

Portfolio:
Pre Tax				3.12%	3.67%
After Tax				2.38%	2.76%

	For the three months ended			Year to date:
	December	December		December	December
Net Realized Gains(Losses)	2012	2011		2012	2011
Fixed Maturities	1,204	5,436		2,867	6,933
Equity Securities	4,736	(9,057)		6,522	(4,693)
Short Term	-	-		(2)	-
Other Investments	(400)	-		(399)	-

Total	5,540	(3,621)		8,988	2,240
Net of Tax	3,601	(2,354)		5,842	1,456

As of December 31, 2012 new money rates for fixed maturity securities were 2.21% on a pre-tax basis and 1.64% on an after tax-basis.

Selective Insurance Group, Inc.
2012 Statutory Results by Line of Business
4th Qtr 2012 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2012	2011	Gain/(Loss)
Standard Personal Lines:

Homeowners	$27,744	(1.1)%	$27,165	(0.2)%	105.1%	18.9%	35.8%	0.0%	159.8%	95.4%	$(16,439)
Auto	36,648	2.5%	38,495	3.2%	78.9%	9.0%	31.0%	0.0%	118.9%	115.5%	(6,701)
Other (including flood)	3,669	2.1%	3,524	1.9%	56.3%	(439.7)%	(30.1)%	0.0%	(413.5)%	3.4%	18,142
Total	$68,061	1.0%	$69,184	1.8%	88.0%	(9.9)%	29.6%	0.0%	107.7%	101.5%	$(4,998)

Standard Commercial Lines:

Commercial property	$44,840	4.7%	$50,394	3.1%	68.1%	6.9%	41.5%	(0.1)%	116.4%	75.0%	$(5,955)
Workers compensation	57,495	(8.2)%	64,043	(7.8)%	96.3%	(6.9)%	28.9%	0.9%	119.2%	111.9%	(10,394)
General liability	82,017	6.3%	96,843	8.9%	54.3%	17.9%	36.0%	0.1%	108.3%	104.1%	(2,688)
Auto	64,175	3.0%	73,228	3.8%	61.3%	5.5%	33.5%	(0.1)%	100.2%	96.3%	2,867
Business owners policies	18,125	1.1%	16,591	(0.5)%	78.4%	25.9%	40.9%	0.0%	145.2%	80.7%	(8,136)
Bonds	3,838	(4.0)%	4,815	2.6%	(13.9)%	9.9%	68.1%	0.0%	64.1%	93.8%	2,393
Other	2,681	18.8%	2,942	4.5%	0.8%	0.6%	47.4%	0.0%	48.8%	47.2%	1,629
Total	$273,171	1.5%	$308,856	2.3%	66.6%	8.2%	35.7%	0.2%	110.7%	97.3%	$(20,283)

Total Standard Operations	$341,231	1.4%	$378,041	2.2%	70.5%	4.9%	34.4%	0.2%	110.0%	98.0%	$(25,281)

E&S	29,149	85.3%	28,562	743.8%	59.6%	19.6%	35.6%	0.0%	114.8%	124.6%	(4,437)

Total Insurance Operations	$370,380	5.2%	$406,602	8.9%	69.8%	5.8%	34.6%	0.2%	110.4%	98.7%	$(29,717)

Note: Some amounts may not foot due to rounding.

		2012	2011
	Losses Paid	$248,663	$245,778
	LAE Paid	29,828	39,804
	Total Paid	$278,491	$285,582

Selective Insurance Group, Inc.
2012 Statutory Results by Line of Business
December 2012 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2012	2011	Gain/(Loss)
Standard Personal Lines:

Homeowners	$121,474	10.4%	$113,850	10.8%	64.9%	11.7%	32.7%	0.0%	109.3%	135.2%	$(13,090)
Auto	153,945	2.8%	152,142	2.2%	71.5%	11.3%	30.2%	0.0%	113.0%	116.4%	(20,350)
Other (including flood)	14,429	7.3%	13,562	5.4%	57.2%	(121.6)%	(44.2)%	0.0%	(108.6)%	(13.4)%	28,677
Total	$289,848	6.1%	$279,555	5.7%	68.1%	5.0%	27.6%	0.0%	100.7%	117.3%	$(4,763)

Standard Commercial Lines:

Commerical property	$213,321	8.9%	$202,340	4.8%	55.6%	6.2%	37.4%	(0.1)%	99.1%	109.9%	$(2,363)
Workers compensation	263,767	0.9%	262,108	1.1%	77.4%	9.1%	26.5%	1.5%	114.5%	116.2%	(38,529)
General liability	387,888	10.3%	373,381	8.3%	52.7%	16.9%	33.1%	0.0%	102.7%	100.7%	(14,793)
Auto	295,651	4.5%	288,010	3.0%	58.0%	7.6%	31.6%	(0.1)%	97.1%	94.2%	6,070
Business owners policies	72,511	7.3%	68,462	3.4%	54.3%	17.0%	40.7%	0.0%	112.0%	109.8%	(9,834)
Bonds	18,638	(0.1)%	18,891	(0.1)%	9.4%	8.7%	62.4%	0.0%	80.5%	85.7%	3,845
Other	11,963	18.3%	12,143	32.3%	0.6%	0.5%	45.0%	0.0%	46.1%	47.4%	6,623
Total	$1,263,738	6.4%	$1,225,335	4.6%	58.6%	11.0%	33.1%	0.3%	103.0%	103.9%	$(48,982)

Total Standard Operations	$1,553,586	6.3%	$1,504,890	4.8%	60.4%	9.9%	32.0%	0.2%	102.5%	106.4%	$(53,745)

E&S	113,047	368.4%	78,979	1917.8%	56.9%	22.4%	39.5%	0.0%	118.8%	131.3%	(28,355)

Total Insurance Operations	$1,666,633	12.2%	$1,583,869	10.0%	60.2%	10.5%	32.6%	0.2%	103.5%	106.7%	$(82,100)

Note: Some amounts may not foot due to rounding.

		2012	2011
	Losses Paid	$899,619	$857,844
	LAE Paid	157,717	152,955
	Total Paid	$1,057,336	$1,010,799

Hurricane Sandy Impact
Total Insurance Operations
December 31, 2012 (unaudited)

			Hurricane Sandy						Other	Proforma without
			Reinstatement	Catastrophe	Flood Claims		Proforma without		Catastrophe	Hurricane Sandy and
Fourth Quarter 2012	Actual		Premium	Loss/LAE	Handling Fees	Total	Hurricane Sandy		Losses	Other Catastrophe Losses
Net Premiums Written	370,380		8,577			8,577	378,957			378,957
Net Premiums Earned	406,602		8,577			8,577	415,179			415,179

Net Losses Incurred	283,682	69.8%		(43,516)		(43,516)	240,166	57.8%	(5,345)	234,821	56.6%
Loss Adjustment Expenses	23,886	5.8%		(3,084)	15,587	12,503	36,389	8.8%		36,389	8.8%
Underwriting Expenses	128,132	34.6%					128,132	33.8%		128,132	33.8%
Dividends to Policyholders	619	0.2%					619	0.1%		619	0.1%

Statutory Underwriting Results	(29,717)	110.4%	8,577	46,600	(15,587)	39,590	9,872	100.6%	5,345	15,217	99.3%
GAAP Combined Ratio		109.0%						99.3%			98.0%

			Hurricane Sandy						Other	Proforma without
			Reinstatement	Catastrophe	Flood Claims		Proforma without		Catastrophe	Hurricane Sandy and
Full Year 2012	Actual		Premium	Loss/LAE	Handling Fees	Total	Hurricane Sandy		Losses	Other Catastrophe Losses
Net Premiums Written	1,666,633		8,577			8,577	1,675,210			1,675,210
Net Premiums Earned	1,583,869		8,577			8,577	1,592,446			1,592,446

Net Losses Incurred	953,449	60.2%		(43,516)		(43,516)	909,933	57.1%	(52,008)	857,925	53.9%
Loss Adjustment Expenses	166,736	10.5%		(3,084)	15,587	12,503	179,239	11.3%		179,239	11.3%
Underwriting Expenses	542,336	32.6%					542,336	32.4%		542,336	32.4%
Dividends to Policyholders	3,448	0.2%					3,448	0.2%		3,448	0.2%

Statutory Underwriting Results	(82,100)	103.5%	8,577	46,600	(15,587)	39,590	(42,510)	101.0%	52,008	9,498	97.7%
GAAP Combined Ratio		104.0%						101.5%			98.3%

Note: Some items may not foot due to rounding.

Hurricane Sandy Impact
Total Standard Commercial Lines Insurance Operations
December 31, 2012 (unaudited)

			Hurricane Sandy						Other	Proforma without
			Reinstatement	Catastrophe	Flood Claims		Proforma without		Catastrophe	Hurricane Sandy and
Fourth Quarter 2012	Actual		Premium	Loss/LAE	Handling Fees	Total	Hurricane Sandy		Losses	Other Catastrophe Losses
Net Premiums Written	273,171		4,591			4,591	277,762			277,762
Net Premiums Earned	308,856		4,591			4,591	313,447			313,447

Net Losses Incurred	205,771	66.6%		(23,438)		(23,438)	182,333	58.2%	(2,631)	179,702	57.3%
Loss Adjustment Expenses	25,169	8.2%		(1,243)	-	(1,243)	23,926	7.6%		23,926	7.6%
Underwriting Expenses	97,581	35.7%					97,581	35.1%		97,581	35.1%
Dividends to Policyholders	619	0.2%					619	0.2%		619	0.2%

Statutory Underwriting Results	(20,283)	110.7%	4,591	24,681	-	29,272	8,989	101.1%	2,631	11,620	100.3%
GAAP Combined Ratio		108.5%						99.0%			98.2%

			Hurricane Sandy						Other	Proforma without
			Reinstatement	Catastrophe	Flood Claims		Proforma without		Catastrophe	Hurricane Sandy and
Full Year 2012	Actual		Premium	Loss/LAE	Handling Fees	Total	Hurricane Sandy		Losses	Other Catastrophe Losses
Net Premiums Written	1,263,738		4,591			4,591	1,268,329			1,268,329
Net Premiums Earned	1,225,335		4,591			4,591	1,229,926			1,229,926

Net Losses Incurred	718,096	58.6%		(23,438)		(23,438)	694,658	56.5%	(31,739)	662,919	53.9%
Loss Adjustment Expenses	135,097	11.0%		(1,243)	-	(1,243)	133,854	10.9%		133,854	10.9%
Underwriting Expenses	417,675	33.1%					417,675	32.9%		417,675	32.9%
Dividends to Policyholders	3,448	0.3%					3,448	0.3%		3,448	0.3%

Statutory Underwriting Results	(48,982)	103.0%	4,591	24,681	-	29,272	(19,710)	100.6%	31,739	12,029	98.0%
GAAP Combined Ratio		103.3%						100.9%			98.4%

Note: Some items may not foot due to rounding.

Hurricane Sandy Impact
Total Standard Personal Lines Insurance Operations
December 31, 2012 (unaudited)

			Hurricane Sandy						Other	Proforma without
			Reinstatement	Catastrophe	Flood Claims		Proforma without		Catastrophe	Hurricane Sandy and
Fourth Quarter 2012	Actual		Premium	Loss/LAE	Handling Fees	Total	Hurricane Sandy		Losses	Other Catastrophe Losses
Net Premiums Written	68,061		3,928			3,928	71,989			71,989
Net Premiums Earned	69,184		3,928			3,928	73,112			73,112

Net Losses Incurred	60,899	88.0%		(19,582)		(19,582)	41,317	56.5%	(2,674)	38,643	52.9%
Loss Adjustment Expenses	(6,884)	(9.9)%		(1,823)	15,587	13,764	6,880	9.4%		6,880	9.4%
Underwriting Expenses	20,167	29.6%					20,167	28.0%		20,167	28.0%
Dividends to Policyholders	-	0.0%					-	0.0%		-	0.0%

Statutory Underwriting Results	(4,998)	107.7%	3,928	21,405	(15,587)	9,746	4,748	93.9%	2,674	7,422	90.3%
GAAP Combined Ratio		109.3%						95.4%			91.8%

			Hurricane Sandy						Other	Proforma without
			Reinstatement	Catastrophe	Flood Claims		Proforma without		Catastrophe	Hurricane Sandy and
Full Year 2012	Actual		Premium	Loss/LAE	Handling Fees	Total	Hurricane Sandy		Losses	Other Catastrophe Losses
Net Premiums Written	289,848		3,928			3,928	293,776			293,776
Net Premiums Earned	279,555		3,928			3,928	283,483			283,483

Net Losses Incurred	190,418	68.1%		(19,582)		(19,582)	170,836	60.3%	(19,086)	151,750	53.5%
Loss Adjustment Expenses	13,969	5.0%		(1,823)	15,587	13,764	27,733	9.8%		27,733	9.8%
Underwriting Expenses	79,930	27.6%					79,930	27.2%		79,930	27.2%
Dividends to Policyholders	-	0.0%					-	0.0%		-	0.0%

Statutory Underwriting Results	(4,763)	100.7%	3,928	21,405	(15,587)	9,746	4,983	97.3%	19,086	24,069	90.5%
GAAP Combined Ratio		101.3%						97.8%			91.1%

Note: Some items may not foot due to rounding.

Hurricane Sandy Impact
Total E&S Insurance Operations
December 31, 2012 (unaudited)

			Hurricane Sandy						Other	Proforma without
			Reinstatement	Catastrophe	Flood Claims		Proforma without		Catastrophe	Hurricane Sandy and
Fourth Quarter 2012	Actual		Premium	Loss/LAE	Handling Fees	Total	Hurricane Sandy		Losses	Other Catastrophe Losses
Net Premiums Written	29,149		58			58	29,207			29,207
Net Premiums Earned	28,562		58			58	28,620			28,620

Net Losses Incurred	17,013	59.6%		(497)		(497)	16,516	57.7%	(40)	16,476	57.6%
Loss Adjustment Expenses	5,601	19.6%		(17)	-	(17)	5,584	19.5%		5,584	19.5%
Underwriting Expenses	10,385	35.6%					10,385	35.6%		10,385	35.6%
Dividends to Policyholders	-	0.0%					-	0.0%		-	0.0%

Statutory Underwriting Results	(4,437)	114.8%	58	514	-	572	(3,865)	112.8%	40	(3,825)	112.6%
GAAP Combined Ratio		113.4%						111.4%			111.2%

			Hurricane Sandy						Other	Proforma without
			Reinstatement	Catastrophe	Flood Claims		Proforma without		Catastrophe	Hurricane Sandy and
Full Year 2012	Actual		Premium	Loss/LAE	Handling Fees	Total	Hurricane Sandy		Losses	Other Catastrophe Losses
Net Premiums Written	113,047		58			58	113,105			113,105
Net Premiums Earned	78,979		58			58	79,037			79,037

Net Losses Incurred	44,935	56.9%		(497)		(497)	44,438	56.2%	(1,184)	43,254	54.7%
Loss Adjustment Expenses	17,669	22.4%		(17)	-	(17)	17,652	22.3%		17,652	22.3%
Underwriting Expenses	44,730	39.5%					44,730	39.5%		44,730	39.5%
Dividends to Policyholders	-	0.0%					-	0.0%		-	0.0%

Statutory Underwriting Results	(28,355)	118.8%	58	514	-	572	(27,783)	118.1%	1,184	(26,599)	116.6%
GAAP Combined Ratio		124.7%						123.9%			122.5%

Note: Some items may not foot due to rounding.

Hurricane Sandy Impact by Line of Business
Statutory Underwriting Results
Quarter Ending December 31, 2012 (unaudited)

	Fourth Quarter 2012 Actual Results		Hurricane Sandy				Quarter 4 2012 Proforma Results
	Statutory	Underwriting		Net			Underwriting	Statutory
	Combined	Profit	Reinstatement	Catastrophe	Flood Claims		Profit	Combined
Line of Business	Ratio	(Loss)	Premium	Loss/LAE	Handling Fees	Total	(Loss)	Ratio
Homeowners	159.8%	$(16,439)	3,622	17,347	-	20,969	4,530	84.7%
Auto	118.9%	(6,701)	143	3,445	-	3,588	(3,113)	109.5%
Other (including Flood)	(413.5)%	18,142	163	613	(15,587)	(14,811)	3,331	10.8%
Total Standard Personal Lines	107.7%	(4,998)	3,928	21,405	(15,587)	9,746	4,748	93.9%

Commercial Property	116.4%	(5,955)	2,818	13,958	-	16,776	10,821	83.7%
Workers' Compensation	119.2%	(10,394)	-	-	-	-	(10,394)	119.2%
General Liability	108.3%	(2,688)	-	-	-	-	(2,688)	108.3%
Auto	100.2%	2,867	118	3,247	-	3,365	6,232	95.6%
Business owners Policies	145.2%	(8,136)	1,655	7,476	-	9,131	995	91.4%
Bonds	64.1%	2,393	-	-	-	-	2,393	64.1%
Other	48.8%	1,629	-	-	-	-	1,629	48.8%
Total Standard Commercial Lines	110.7%	(20,283)	4,591	24,681	-	29,272	8,989	101.1%

E&S	114.8%	(4,437)	58	514	-	572	(3,865)	112.8%

Total Insurance Operations	110.4%	$(29,717)	8,577	46,600	(15,587)	39,590	9,872	100.6%

Note: Some items may not foot due to rounding.

Hurricane Sandy Impact by Line of Business
Statutory Underwriting Results
December 31, 2012 (unaudited)

	Full Year 2012 Actual Results		Hurricane Sandy				Full Year 2012 Proforma Results
	Statutory	Underwriting		Net			Underwriting	Statutory
	Combined	Profit	Reinstatement	Catastrophe	Flood Claims		Profit	Combined
Line of Business	Ratio	(Loss)	Premium	Loss/LAE	Handling Fees	Total	(Loss)	Ratio
Homeowners	109.3%	$(13,090)	3,622	17,347	-	20,969	7,879	91.2%
Auto	113.0%	(20,350)	143	3,445	-	3,588	(16,762)	110.6%
Other (including Flood)	(108.6)%	28,677	163	613	(15,587)	(14,811)	13,866	1.7%
Total Standard Personal Lines	100.7%	(4,763)	3,928	21,405	(15,587)	9,746	4,983	97.3%

Commercial Property	99.1%	(2,363)	2,818	13,958	-	16,776	14,413	91.0%
Workers' Compensation	114.5%	(38,529)	-	-	-	-	(38,529)	114.5%
General Liability	102.7%	(14,793)	-	-	-	-	(14,793)	102.7%
Auto	97.1%	6,070	118	3,247	-	3,365	9,435	95.9%
Business owners Policies	112.0%	(9,834)	1,655	7,476	-	9,131	(703)	98.7%
Bonds	80.5%	3,845	-	-	-	-	3,845	80.5%
Other	46.1%	6,623	-	-	-	-	6,623	46.1%
Total Standard Commercial Lines	103.0%	(48,982)	4,591	24,681	-	29,272	(19,710)	100.6%

E&S	118.8%	(28,355)	58	514	-	572	(27,783)	118.1%

Total Insurance Operations	103.5%	$(82,100)	8,577	46,600	(15,587)	39,590	(42,510)	101.0%

Note: Some items may not foot due to rounding.

Consolidated Balance Sheets
December 31,	Unaudited
($ in thousands, except share amounts)	2012	2011
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value (fair value: $594,661 – 2012; $758,043 – 2011)	$554,069	712,348
Fixed maturity securities, available-for-sale – at fair value (amortized cost: $3,130,683 – 2012; $2,766,856 – 2011)	3,296,013	2,897,373
Equity securities, available-for-sale – at fair value (cost of: $132,441 – 2012; $143,826 – 2011)	151,382	157,355
Short-term investments (at cost which approximates fair value)	214,479	217,044
Other investments	114,076	128,301
Total investments	4,330,019	4,112,421
Cash	210	762
Interest and dividends due or accrued	35,984	35,842
Premiums receivable, net of allowance for uncollectible accounts of: $3,906– 2012; $3,768 – 2011	484,388	466,294
Reinsurance recoverable, net	1,421,109	561,855
Prepaid reinsurance premiums	132,637	147,686
Current federal income tax	2,569	731
Deferred federal income tax	119,136	119,486
Property and equipment – at cost, net of accumulated depreciation and amortization of: $169,428 – 2012; $160,294 – 2011	47,131	43,947
Deferred policy acquisition costs	155,523	135,761
Goodwill	7,849	7,849
Other assets	57,661	52,835
Total assets	$6,794,216	5,685,469

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$4,068,941	3,144,924
Unearned premiums	974,706	906,991
Notes payable	307,387	307,360
Accrued salaries and benefits	152,396	119,297
Other liabilities	200,194	148,569
Total liabilities	$5,703,624	4,627,141

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 98,194,224 – 2012; 97,246,711 – 2011	196,388	194,494
Additional paid-in capital	270,654	257,370
Retained earnings	1,125,154	1,116,319
Accumulated other comprehensive income	54,040	42,294
Treasury stock – at cost (shares: 43,030,776 – 2012; 42,836,201 – 2011)	(555,644)	(552,149)
Total stockholders’ equity	1,090,592	1,058,328
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,794,216	5,685,469

Consolidated Statements of Income	Unaudited Quarter ended		Year ended
	December 31,		December 31,
			Unaudited
($ in thousands, except per share amounts)	2012	2011	2012	2011
Revenues:
Net premiums earned	$406,853	373,427	1,584,119	1,439,313
Net investment income earned	34,593	28,839	131,877	147,443
Net realized gains (losses):
Net realized investment gains	6,345	6,223	13,252	15,426
Other-than-temporary impairments	(493)	(8,936)	(1,711)	(11,998)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	(312)	(908)	(2,553)	(1,188)
Total net realized gains (losses)	5,540	(3,621)	8,988	2,240
Other income	1,989	1,735	9,118	8,479
Total revenues	448,975	400,380	1,734,102	1,597,475

Expenses:
Losses and loss expenses incurred	307,930	245,268	1,120,990	1,074,987
Policy acquisition costs	135,117	120,086	526,143	466,404
Interest expense	4,724	4,584	18,872	18,259
Other expenses	6,382	7,618	30,462	26,425
Total expenses	454,153	377,556	1,696,467	1,586,075

(Losses) income from continuing operations, before federal income tax	(5,178)	22,824	37,635	11,400

Federal income tax (benefit) expense:
Current	4,057	12,386	5,647	(228)
Deferred	(10,543)	(7,596)	(5,975)	(11,055)
Total federal income tax (benefit) expense	(6,486)	4,790	(328)	(11,283)

Net income from continuing operations	1,308	18,034	37,963	22,683

Loss on disposal of discontinued operations, net of tax of $(350) for twelve months 2011	-	-	-	(650)

Net income	$1,308	18,034	37,963	22,033

Earnings per share:
Basic net income from continuing operations	$0.02	0.33	0.69	0.42
Basic net loss from discontinued operations	-	-	-	(0.01)
Basic net income	$0.02	0.33	0.69	0.41

Diluted net income from continuing operations	$0.02	0.33	0.68	0.41
Diluted net loss from discontinued operations	-	-	-	(0.01)
Diluted net income	$0.02	0.33	0.68	0.40

Dividends to stockholders	$0.13	0.13	0.52	0.52

Consolidated Statements of Comprehensive Income
December 31,	Unaudited
($ in thousands)	2012	2011	2010
Net income	$37,963	22,033	66,966

Other comprehensive income, net of tax:
Unrealized gains on investment securities:
Unrealized holding gains arising during period	30,937	45,592	29,018
Non-credit portion of other-than-temporary impairment losses recognized in other comprehensive income	1,842	1,093	3,416
Amortization of net unrealized gains on held-to-maturity securities	(847)	(2,013)	(7,610)
Less: reclassification adjustment for gains included in net income	(6,852)	(1,292)	(295)
Total unrealized gains on investment securities	25,080	43,380	24,529

Defined benefit pension and post-retirement plans:
Net actuarial loss	(17,268)	(10,919)	(7,829)
Amortization of net actuarial loss included in net income	3,837	2,712	2,687
Amortization of prior service cost included in net income	97	97	97
Total defined benefit pension and post-retirement plans	(13,334)	(8,110)	(5,045)
Other comprehensive income	11,746	35,270	19,484
Comprehensive income	49,709	57,303	86,450

Consolidated Statements of Stockholders’ Equity
December 31,	Unaudited
($ in thousands, except share amounts)	2012	2011	2010
Common stock:
Beginning of year	$194,494	192,725	191,646
Dividend reinvestment plan (shares: 90,110 – 2012; 100,383 – 2011; 106,437 – 2010)	180	201	213
Stock purchase and compensation plans (shares: 857,403 – 2012; 783,661 – 2011; 433,271 – 2010)	1,714	1,568	866
End of year	196,388	194,494	192,725

Additional paid-in capital:
Beginning of year	257,370	244,613	231,933
Dividend reinvestment plan	1,419	1,417	1,465
Stock purchase and compensation plans	11,865	11,340	11,215
End of year	270,654	257,370	244,613

Retained earnings:
Beginning of year	1,116,319	1,123,087	1,138,978
Add: Adjustment for the cumulative effect on prior years of applying retroactively the new method of accounting for deferred policy acquisition costs	—	—	(54,493)
Balance at beginning of year, as adjusted	1,116,319	1,123,087	1,084,485
Net income	37,963	22,033	66,966
Dividends to stockholders ($0.52 per share – 2012, 2011, and 2010)	(29,128)	(28,801)	(28,364)
End of year	1,125,154	1,116,319	1,123,087

Accumulated other comprehensive income (loss):
Beginning of year	42,294	7,024	(12,460)
Other comprehensive income	11,746	35,270	19,484
End of year	54,040	42,294	7,024

Treasury stock:
Beginning of year	(552,149)	(549,408)	(547,722)
Acquisition of treasury stock (shares: 194,575 – 2012; 149,997 – 2011; 107,425 – 2010)	(3,495)	(2,741)	(1,686)
End of year	(555,644)	(552,149)	(549,408)
Total stockholders’ equity	$1,090,592	1,058,328	1,018,041

Consolidated Statements of Cash Flow
December 31,	Unaudited
($ in thousands)	2012	2011	2010
Operating Activities
Net Income	$37,963	22,033	66,966

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38,693	34,645	31,770
Loss on disposal of discontinued operations	—	650	3,780
Stock-based compensation expense	6,939	7,422	8,017
Undistributed (income) losses of equity method investments	1,651	(323)	(8,712)
Net realized (gains) losses	(8,988)	(2,240)	7,083

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	64,763	56,905	41,526
Increase (decrease) in unearned premiums, net of prepaid reinsurance and advance premiums	82,777	46,334	(26,661)
(Increase) decrease in net federal income taxes	(7,812)	372	16,577
(Increase) decrease in premiums receivable	(18,094)	(45,116)	32,472
(Increase) decrease in deferred policy acquisition costs	(19,762)	(7,777)	6,781
Decrease (increase) in interest and dividends due or accrued	468	633	(2,361)
Increase (decrease) in accrued salaries and benefits	6,533	1,521	(14,913)
Increase (decrease) in accrued insurance expenses	8,831	(636)	(4,470)
Other-net	32,737	8,534	1,330
Net adjustments	188,736	100,924	92,219
Net cash provided by operating activities	226,699	122,957	159,185

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(884,911)	(487,813)	(1,007,679)
Purchase of equity securities, available-for-sale	(83,833)	(150,551)	(71,192)
Purchase of other investments	(12,990)	(16,033)	(20,673)
Purchase of short-term investments	(1,735,691)	(1,448,782)	(1,741,738)
Purchase of subsidiary, net of cash acquired	255	(51,728)	—
Sale of subsidiary	751	1,152	978
Sale of fixed maturity securities, available-for-sale	103,572	146,435	190,438
Sale of short-term investments	1,738,255	1,433,441	1,794,434
Redemption and maturities of fixed maturity securities, held-to-maturity	118,260	177,350	319,835
Redemption and maturities of fixed maturity securities, available-for-sale	439,957	162,796	298,171
Sale of equity securities, available-for-sale	101,740	60,071	98,015
Distributions from other investments	24,801	25,622	22,406
Sale of other investments	1	16,357	—
Purchase of property, equipment, and other assets	(12,879)	(11,824)	(6,522)
Net cash used in investing activities	(202,712)	(143,507)	(123,527)

Financing Activities
Dividends to stockholders	(26,944)	(26,513)	(26,056)
Acquisition of treasury stock	(3,495)	(2,741)	(1,686)
Principal payment of notes payable	—	—	(12,300)
Proceeds from borrowings	—	45,000	—
Net proceeds from stock purchase and compensation plans	4,840	5,011	4,962
Excess tax benefits (expense) from share-based payment arrangements	1,060	(90)	(744)
Net cash (used in) provided by financing activities	(24,539)	20,667	(35,824)
Net (decrease) increase in cash	(552)	117	(166)
Cash, beginning of year	762	645	811
Cash, end of year	$210	762	645

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Dec-31	Dec-31 *
	2012	2011

ASSETS
Bonds	$3,617,371	3,452,204
Common stocks	151,382	157,355
Affiliated mortgage loan	37,443	38,131
Other investments	180,110	197,409
Short-term investments	208,845	183,070
Total investments	4,195,151	4,028,169

Cash on hand and in banks	(76,957)	(20,701)
Interest and dividends due and accrued	35,979	35,880
Premiums receivable	482,227	461,482
Reinsurance recoverable on paid losses and expenses	11,354	12,365
Deferred tax recoverable	147,495	137,659
EDP equipment	1,372	1,804
Equities and deposits in pools and associations	12,734	4,837
Receivable for sold securities	257	644
Other assets	28,541	27,964
Total assets	$4,838,153	4,690,103

LIABILITIES
Reserve for losses	$2,226,858	2,173,028
Reinsurance payable on paid loss and loss expense	2,298	1,285
Reserve for loss expenses	427,560	418,542
Unearned premiums	842,068	759,304
Reserve for commissions payable	52,304	44,488
Ceded balances payable	271	21,871
Federal income tax payable	5,346	12,176
Premium and other taxes payable	24,604	23,588
Borrowed money	58,044	58,043
Reserve for dividends to policyholders	2,665	3,470
Reserves for unauthorized reinsurance	7,498	1,785
Payable for securities	7,682	-
Funds withheld on account of others	11,231	6,538
Accrued salaries and benefits	102,070	80,601
Other liabilities	17,547	22,677
Total liabilities	3,788,046	3,627,396

POLICYHOLDERS' SURPLUS
Capital	42,725	32,325
Aggregate write-ins for special surplus funds	-	44,296
Paid in surplus	435,744	307,022
Unassigned surplus	571,638	679,064
Total policyholders' surplus	1,050,107	1,062,707
Total liabilities and policyholders' surplus	$4,838,153	4,690,103

*
Includes the December 31, 2011 acquisition of Montpelier U.S. Insurance Company (now known as Mesa Underwriters Specialty Insurance Company).  Combined statutory filings for 2011 do not reflect the acquisition as this Company was not included in our intercompany pooling until January 1, 2012.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended December				Twelve Months Ended December

UNDERWRITING	2012		2011		2012		2011

Net premiums written	$370,380		352,179		1,666,633		1,485,349

Net premiums earned	406,603		373,427		1,583,869		1,439,313

Net losses paid	248,663		245,778		899,619		857,844
Change in reserve for losses	35,020	8.6%	(45,368)	-12.1%	53,830	3.4%	52,252	3.6%
Net losses incurred	283,683	69.8%	200,410	53.7%	953,449	60.2%	910,096	63.2%
Net loss expenses paid	29,828		39,804		157,717		152,955
Change in reserve for loss expenses	(5,941)		4,879		9,019		11,395
Net loss expenses incurred	23,887	5.8%	44,683	12.0%	166,736	10.5%	164,350	11.4%
Net underwriting expenses incurred	129,545	35.0%	115,692	32.8%	548,631	32.9%	474,139	31.9%
Total deductions	437,115		360,785		1,668,816		1,548,585
Statutory underwriting (loss) / gain	(30,512)		12,642		(84,947)		(109,272)

Net loss from premium balances charged off	(727)		(1,210)		(3,398)		(5,213)
Finance charges and other income	2,141		1,772		9,694		8,460
Total other income	1,414	-0.4%	562	-0.2%	6,296	-0.3%	3,247	-0.2%
Policyholders' dividends incurred	(620)	0.2%	(1,481)	0.4%	(3,449)	0.2%	(5,284)	0.4%
Total underwriting (loss) / gain	(29,718)	110.4%	11,723	98.7%	(82,100)	103.5%	(111,309)	106.7%

INVESTMENT
Net investment income earned	35,202		30,459		133,756		148,005
Net realized gain / (loss)	5,457		(3,621)		8,766		2,195
Total income before income tax	10,941		38,561		60,422		38,891
Federal income tax expense / (benefit)	(3,204)		14,674		10,026		12,433

Net income	$14,145		23,887		50,396		26,458

Policyholders' Surplus
Surplus, beginning of period	$1,088,494		1,010,144		1,062,707		1,073,025

Net income	14,145		23,887		50,396		26,458
Change in deferred taxes	3,008		11,749		7,732		17,220
Change in unrealized gains	(6,020)		15,801		2,599		2,355
Dividends to stockholders	(16,378)		(17,007)		(196,091)		(63,025)
Change in cum. effect of acctg principle	-		-		44,296		-
Paid in common stock *	100		4,000		10,400		4,000
Paid in surplus *	-		51,230		130,722		51,230
Surplus - transferred to capital	(100)		-		(2,000)		-
Change in reserve for unauthorized	(5,713)		26		(5,713)		26
Change in non-admitted assets	(9,593)		(12,666)		7,165		(21,378)
Change in additional admitted deferred taxes	-		5,241		(44,296)		3,775
Change in minimum pension liability	(17,836)		(15,090)		(17,836)		(15,090)
Surplus adjustments	-		(14,608)		26		(15,889)

Net change in surplus for period	(38,387)		52,563		(12,600)		(10,318)

Surplus, end of period	$1,050,107		1,062,707		1,050,107		1,062,707

Statutory underwriting (loss) / gain	$(29,718)		11,723		(82,100)		(111,309)

Adjustments under GAAP:
Deferred policy acquisition costs1	(5,982)		(3,051)		19,762		7,777
Pension costs	49		(1,618)		259		250
Other, net	(892)		841		(1,928)		(302)
GAAP underwriting (loss) / gain	$(36,543)		7,895		(64,007)		(103,584)

*
Includes the December 31, 2011 acquisition of Montpelier U.S. Insurance Company (now known as Mesa Underwriters Specialty Insurance Company). Combined statutory filings for 2011 do not reflect the acquisition as this Company was not included in our intercompany pooling until January 1, 2012.

1	Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."
Note:  Some amounts or ratios may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of December 31, 2012
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,348,552	8,844,524	(100,220)	0.53	0.95
Silverpeak RE III	2008	15,000,000	8,032,676	2,906,618	(470,764)	0.03	0.44
Total - Real Estate		35,000,000	10,381,228	11,751,142	(570,984)	0.40	0.82
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	460,748	(176,625)	0.98	1.02
GS Mezz V	2007	25,000,000	14,768,207	8,969,785	1,705,991	0.65	1.28
New Canaan V	2012	7,000,000	4,488,194	2,405,720	(106,086)	-	0.96
Centerfield Capital	2012	3,000,000	2,077,118	856,002	(66,880)	-	0.93
Total - Mezz. Financing		44,000,000	21,333,519	12,692,255	1,356,400	1.63	1.13
Distressed Debt
Varde VIII	2006	10,000,000	-	4,953,195	564,194	0.68	1.18
GS Distressed Opp III	2007	15,000,000	2,915,692	7,774,554	640,673	0.45	1.04
Total - Distressed Debt		25,000,000	2,915,692	12,727,749	1,204,867	0.55	1.10
Private Equity
Prospector	1997	5,000,000	-	410,216	(905)	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,339,121	2,496,891	671,464	1.51	1.78
NB Co-Invest	2006	15,000,000	1,648,664	8,293,273	1,532,449	0.75	1.32
Trilantic Capital Partners IV	2007	11,098,351	1,605,898	7,143,910	2,562,022	0.78	1.45
Total - Private Equity		41,098,351	4,593,683	18,344,290	4,765,030	1.20	1.66
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	5,846,395	516,161	0.76	1.28
GS Vintage IV	2007	20,000,000	4,075,764	13,855,234	934,180	0.53	1.24
NB SOF II	2008	12,000,000	2,617,207	8,330,423	1,034,864	0.55	1.37
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,592,465	28,032,052	2,485,205	0.60	1.29
Energy/Power Generation
ArcLight I	2002	15,000,000	-	99,103	(88,096)	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	1,689,209	(457,659)	1.27	1.36
ArcLight III	2006	15,000,000	2,037,794	7,159,856	(437,697)	0.77	1.22
Quintana Energy	2006	10,000,000	1,641,106	7,250,762	1,566,370	0.39	1.25
ArcLight IV	2007	10,000,000	2,717,373	2,440,841	(355,546)	1.03	1.28
Total - Energy/Power Generation		65,000,000	8,691,765	18,639,771	227,372	1.14	1.41
Venture Capital
Venture V	2001	9,600,000	400,000	7,477,156	923,177	0.38	1.20
Total - Venture Capital		9,600,000	400,000	7,477,156	923,177	0.38	1.20
TOTAL - ALTERNATIVE INVESTMENTS		$263,698,351	55,908,352	109,664,415	10,391,067	0.83	1.29
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
December 31, 2012
($  in thousands)
(unaudited)

Exposure = 39% Held-to-Maturity; 61% Available-for-Sale

Repayment Source Composition by State
Market Values

State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	46,893	50%	45,728	49%	1,119	1%	-	0%	93,740	7%
TX-PSF	-	0%	-	0%	-	0%	31,611	100%	31,611	2%
WA	51,858	51%	43,581	42%	7,248	7%	-	0%	102,687	8%
NY	77,009	91%	7,368	9%	-	0%	-	0%	84,377	6%
AZ	62,013	96%	2,460	4%	-	0%	-	0%	64,473	5%
FL	53,161	90%	-	0%	6,167	10%	-	0%	59,328	5%
CO	21,822	42%	30,723	58%	-	0%	-	0%	52,545	4%
IL	25,589	56%	20,071	44%	-	0%	-	0%	45,660	3%
NC	24,179	58%	13,768	33%	3,725	9%	-	0%	41,672	3%
OH	20,770	51%	13,173	32%	6,982	17%	-	0%	40,925	3%
MO	20,972	56%	16,808	44%	-	0%	-	0%	37,780	3%
Pre-refunded	62,127	51%	42,899	36%	11,911	10%	3,555	3%	120,492	9%
Other	351,863	62%	112,387	20%	105,406	18%	-	0%	569,656	42%
Grand Total	818,256	61%	348,966	26%	142,558	11%	35,166	2%	1,344,946	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
December 31, 2012
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Weighted Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations	$259.1	17.2	AA+
Foreign government obligations	30.2	1.4	AA-
State and municipal obligations	818.0	44.1	AA
Corporate securities	1,450.3	81.3	A
Mortgage-backed securities ("MBS")	609.8	19.0	AA
Asset-backed securities ("ABS")	128.6	2.3	AAA
Total AFS fixed maturity portfolio	$3,296.0	165.3	AA-

State and Municipal Obligations:
Government obligations	$352.3	20.5	AA+
Special revenue obligations	465.7	23.6	AA
Total state and municipal obligations	$818.0	44.1	AA

Corporate Securities:
Financial	$438.0	23.2	A
Industrials	104.2	7.4	A-
Utilities	124.2	6.6	BBB+
Consumer discretionary	134.7	8.3	BBB+
Consumer staples	163.6	8.6	A
Healthcare	178.2	11.0	A+
Materials	71.9	4.6	A-
Energy	77.4	4.3	A-
Information technology	100.1	3.2	A
Telecommunications services	46.7	2.8	BBB+
Other	11.3	1.3	AA+
Total corporate securities	$1,450.3	81.3	A

MBS:
Government guaranteed agency commercial MBS ("CMBS")	$48.9	2.3	AA+
Other-agency CMBS	1.2	—	AA+
Non-agency CMBS	87.1	1.1	AA-
Government guaranteed agency residential MBS ("RMBS")	91.0	3.3	AA+
Non-agency RMBS	44.3	0.9	A-
Other Agency RMBS	331.3	11.3	AA+
Alternative-A ("Alt-A") RMBS	6.0	0.1	AA-
Total MBS	$609.8	19.0	AA

ABS:
ABS	$127.2	2.0	AAA
Alt-A ABS2	0.8	0.2	D
Sub-prime ABS1,2	0.6	0.1	D
Total ABS	$128.6	2.3	AAA

1 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
2 Alt-A ABS and sub-prime ABS each consist of one security whose issuer is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
December 31, 2012
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain (Loss)	Weighted Average Credit Quality

HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.9	5.5	0.4	0.2	0.6	AA+
State and municipal obligations	526.9	497.9	29.0	6.8	35.8	AA
Corporate securities	42.1	37.5	4.6	(0.8)	3.8	A
MBS	12.6	7.2	5.4	(1.2)	4.2	AA-
ABS	7.1	5.9	1.2	(1.1)	0.1	A
Total HTM portfolio	$594.6	554.0	40.6	3.9	44.5	AA

State and Municipal Obligations:
Government obligations	$174.4	165.9	8.5	3.8	12.3	AA
Special revenue obligations	352.5	332.0	20.5	3.0	23.5	AA
Total state and municipal obligations	$526.9	497.9	29.0	6.8	35.8	AA

Corporate Securities:
Financial	$9.6	8.3	1.3	(0.7)	0.6	BBB+
Industrials	11.9	10.4	1.5	(0.2)	1.3	A+
Utilities	15.1	13.4	1.7	-	1.7	A+
Consumer discretionary	3.5	3.4	0.1	0.1	0.2	AA
Materials	2.0	2.0	-	-	-	BBB
Total corporate securities	$42.1	37.5	4.6	(0.8)	3.8	A

MBS:
Non-agency CMBS	$12.6	7.2	5.4	(1.2)	4.2	AA-
Total MBS	$12.6	7.2	5.4	(1.2)	4.2	AA-

ABS:
ABS	$4.7	4.2	0.5	(0.3)	0.2	BBB+
Alt-A ABS	2.4	1.7	0.7	(0.8)	(0.1)	AAA
Total ABS	$7.1	5.9	1.2	(1.1)	0.1	A